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                                  [Letterhead]

March 8, 1996

Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C.  20549

RE: VA-I Separate Account of UNUM Life Insurance Company of America Registration Number 811-5803; CIK 0000849589
     Section 30d-2 Filing

Commissioners:

As a required by Rule 30d-2 under the Investment Company Act of 1940, the Registrant, a registered unit investment trust, recently mailed to its securities holders the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports required by Rule 30d-2.

Pursuant to Rule 30d-2, the Underlying Funds already have or will soon file their annual reports with the Commission via EDGAR. Those filings are identified below:

     The Annual Report of the Fidelity Variable Insurance Product Fund
          (VIP-ANN:  CIK 0000814066 and CCC EDGAR#02) 2/26/96

     The Annual Report of the Fidelity Variable Insurance Products Fund II
          (VIPII-ANN:  CIK 0000831016 and CCC EDGAR#02) 2/26/96

     The Annual Report of the Dreyfus Stock Index Fund
          (CIK 0000846800 and CCC $29MAINE) 3/5/96

     The Annual Report of the Dreyfus Variable Investment Fund
          (CIK 0000846800 and CCC $29MAINE) 3/8/96

     The Annual Report of the Twentieth Century TCI Portfolios, Inc.
          (CIK 0000814680, Accession #0000814680-96-000004) 2/21/96

     The Annual Report of the Calvert Responsibly Invested Balanced Portfolio
          (CIK 0000708950 and CCC v$yor5ri) 3/11/96

     The Annual Report of the T. Rowe Price International Stock Portfolio
          (CIK 0000918292, Accession #0000918292-96-000011) 2/23/96

To the extent necessary those electronic filings are incorporated herein by reference.

Respectfully submitted,

/s/ Ann C. Madigan

Ann C. Madigan
Sr. Compliance Associate
(207) 770-3632